UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): October 1, 2007

OBAGI MEDICAL PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33204	95-4658730
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

310 Golden Shore
Long Beach, California 90802
(Address of principal executive offices)

Registrant’s telephone number, including area code: (562) 628-1007

Not applicable
(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.          Regulation FD Disclosure.

The information provided pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or incorporated by reference into those filings of Obagi Medical Products, Inc. (the “Company”) that provide for the incorporation of all reports and documents filed by the Company under the Exchange Act. The information furnished pursuant to this Item 7.01 shall instead be deemed “furnished.”

Attached as Exhibit 99.1 hereto is the investor presentation the Company is using for its current public offering.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is attached with this report on Form 8-K:

99.1	Investor Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OBAGI MEDICAL PRODUCTs, INC.

Date: October 1, 2007	By:	/s/ Stephen A. Garcia
Stephen A. Garcia Chief Financial Officer

EXHIBIT INDEX

Exhibit Number

99.1	Investor Presentation